                      AMENDMENT TO PARTICIPATION AGREEMENT

         The Participation Agreement dated as of March 1, 2000, by and among FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, TEMPLETON VARIABLE PRODUCTS SERIES FUND, FRANKLIN TEMPLETON DISTRIBUTORS, INC. and ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, and FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (the "Agreement") is hereby amended as follows:

         Schedules B, D and F of the Agreement are hereby deleted in their entirety and replaced with the Schedules B, D and F attached hereto, respectively.

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2001

FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST

By: ___________________________________

Name:  ________________________________

Title:   ______________________________


ALLMERICA FINANCIAL LIFE INSURANCE
AND ANNUITY COMPANY

By: ___________________________________

Name: _________________________________

Title:   ______________________________


FIRST ALLMERICA FINANCIAL LIFE
INSURANCE COMPANY

By: ___________________________________

Name: _________________________________

Title:   ______________________________

                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY

1.    Name:                         Separate Account FUVUL of Allmerica
                                    Financial Life Insurance and Annuity Company
      Date Established:             12.17.99
      SEC Registration Number:      811-333-93031

2.    Name:                         Separate Account FUVUL of First Allmerica
                                    Financial Life Insurance Company
      Date Established:             Pending
      SEC Registration Number:      Pending

3.    Name:                         Separate Account VA-P of First Allmerica
                                    Financial Life Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      811-8872

4.    Name:                         Separate Account VA-P of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      811-8848

5.    Name:                         Separate Account VA-K of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      811-6293

6.    Name:                         Separate Account VA-K of First Allmerica
                                    Financial Life Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      811-8114

7.    Name:                         Separate Account VA-K (Delaware) of
                                    Allmerica Financial Life Insurance and
                                    Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      811-6293

8.    Name:                         Separate Account VA-P of First Allmerica
                                    Financial Life Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      811-8114

9.    Name:                         FR1 Separate Account of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A


                                      2

                             SCHEDULE B (CONTINUED)

                             ACCOUNTS OF THE COMPANY

10.   Name:                         FR1 Separate Account of First Allmerica Life
                                    Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

11.   Name:                         FQ1 Separate Account of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

12.   Name:                         FQ1 Separate Account of First Allmerica Life
                                    Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

13.   Name:                         UR1 Separate Account of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

14.   Name:                         UR1 Separate Account of First Allmerica Life
                                    Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

15.   Name:                         UQ1 Separate Account of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

16.   Name:                         UQ1 Separate Account of First Allmerica Life
                                    Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

17.   Name:                         Allmerica Select Separate Account of
                                    Allmerica Financial Life Insurance and
                                    Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      811-6293

18.   Name:                         Allmerica Select Separate Account of First
                                    Allmerica Financial Life Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      811-8114


                                       3

                             SCHEDULE B (CONTINUED)

                             ACCOUNTS OF THE COMPANY

19.   Name:                         Group VEL Separate Account of Allmerica
                                    Financial Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      811-8704

20.   Name:                         Group VEL Separate Account of First
                                    Allmerica Financial Life Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      811-7663

21.   Name:                         VEL Account of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             04.02.87
      SEC Registration Number:      811-8130

22.   Name:                         VEL II Separate Account of Allmerica
                                    Financial Life Insurance and Annuity Company
      Date Established:             01.21.93
      SEC Registration Number:      811-7466

23:   Name:                         VEL II Separate Account of First Allmerica
                                    Financial Life Insurance Company
      Date Established:             08.20.91
      SEC Registration Number:      811-5183

24:   Name:                         Inheiritage Separate Account of Allmerica
                                    Financial Life Insurance and Annuity Company
      Date Established:             09.15.93
      SEC Registration Number:      811-8120

25:   Name:                         Inheiritage Separate Account of First
                                    Allmerica Financial Life Insurance Company
      Date Established:             08.20.91
      SEC Registration Number:      811-8304

26.   Name:                         VEL III Separate Account of Allmerica
                                    Financial Life Insurance and Annuity Company
      Date Established:             06.13.96
      SEC Registration Number:      811-8857

27.   Name:                         Separate Account SPVL of First Allmerica
                                    Financial Life Insurance Company
      Date Established:             06.13.96
      SEC Registration Number:      811-10133


                                       4

                             SCHEDULE B (CONTINUED)

                             ACCOUNTS OF THE COMPANY

28:   Name:                         Allmerica Select Separate Account III of
                                    Allmerica Financial Life Insurance and
                                    Annuity Company
      Date Established:             06.13.96
      SEC Registration Number:      811-8859

29.   Name:                         Allmerica Select Separate Account II of
                                    Allmerica Financial Life Insurance and
                                    Annuity Company
      Date Established:             10.12.93
      SEC Registration Number:      811-8746

30.   Name:                         Allmerica Select Separate Account II of
                                    First Allmerica Financial Life Insurance
                                    Company
      Date Established:             10.12.93
      SEC Registration Number:      811-8987

31.   Name:                         Separate Account IMO of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             06.13.96
      SEC Registration Number:      811-09529

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
1           Yes           ValuPlus Assurance     333-93031      1036-99           Separate Account        Templeton International
                          (First Union)          811-09731                        FUVUL of Allmerica      Securities Fund, Class 2
                                                                                  Financial Life          TEMPLETON INVESTMENT
                                                                                  Insurance and Annuity   COUNSEL, INC.
                                                                                  Company
                                                                                                          Templeton Asset Strategy
                                                                                  12.17.99                Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
2           Pending       ValuPlus Assurance     Pending        1036-99           Separate Account        Templeton International
                          (First Union)          Pending                          FUVUL of First          Securities Fund, Class 2
                                                                                  Allmerica Financial     TEMPLETON INVESTMENT
                                                                                  Life Insurance and      COUNSEL, INC.
                                                                                  Annuity Company
                                                                                                          Templeton Asset Strategy
                                                                                  Pending                 Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
3           Yes           Pioneer Vision 2       33-86664       A3025-96          Separate Account VA-P   Franklin Small Cap Fund,
                                                 81-8872                          of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Templeton International
                                                                                  06.13.96                Smaller Companies,
                                                                                                          Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
4           Yes           Pioneer Vision 2       33-85916       A3025-96          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8848                         of  Allmerica           Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Templeton International
                                                                                                          Smaller Companies,
                                                                                  06.13.96                Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
5           Yes           Pioneer C-Vision       333-64833      A3027-98          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8872                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Templeton International
                                                                                  06.13.96                Smaller Companies,
                                                                                                          Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
6           Yes           Pioneer C-Vision       333-64831      A3027-98          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8848                         of  Allmerica           Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Templeton International
                                                                                                          Smaller Companies,
                                                                                  06.13.96                Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
7           Yes           Pioneer XtraVision     333-81017      A3028-99          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8848                         of  Allmerica           Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Templeton International
                                                                                                          Smaller Companies Fund,
                                                                                  06.13.96                Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
8           Yes           Pioneer XtraVision     333-54040      A3028-99          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8872                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Templeton International
                                                                                  06.13.96                Smaller Companies Fund,
                                                                                                          Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
9           Yes           Pioneer (no load)      333-90535      A3030-99          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8848                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Templeton International
                                                                                                          Smaller Companies Fund,
                                                                                  06.13.96                Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
10          Yes           Pioneer (no load)      333-90537      A3030-99          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8872                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Templeton International
                                                                                  06.13.96                Smaller Companies Fund,
                                                                                                          Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2 -
                                                                                                          Templeton Investment
                                                                                                          Counsel, Inc.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
11          Yes           Ultimate Advantage     333-38274      A3033-99          Separate Account VA-K   Franklin Natural
                          Annuity                811-6293                         of Allmerica            Resources Securities
                                                                                  Financial Life          Fund, Class 2
                                                                                  Insurance and Annuity   FRANKLIN ADVISERS, INC.
                                                                                  Company
                                                                                                          Franklin Small Cap Fund,
                                                                                  06.13.96                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
12          Yes           Agency Ultimate        333-38276      3033-99           Separate Account VA-K   Franklin Natural
                          Advantage              811-8114                         of First Allmerica      Resources Securities
                                                                                  Financial Life          Fund, Class 2
                                                                                  Insurance Company       FRANKLIN ADVISERS, INC.

                                                                                  06.13.96                Franklin Small Cap Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
13          Yes           Delaware Medallion     33-44830       A3025-96          Separate Account VA-K   Franklin Small Cap Fund,
                          III                    811-6293                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.99                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
14          Yes           Delaware Medallion     33-71054       A3025-96          Separate Account VA-K   Franklin Small Cap Fund,
                          III                    811-8114                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Mutual Shares
                                                                                  06.13.99                Securities, Class 2
                                                                                                          FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
15          Yes           Delaware Golden        333-81281      A3028-98          Separate Account VA-K   Franklin Small Cap Fund,
                          Medallion              811-6293                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.99                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
16          Yes           Delaware Golden        333-54218      A3028-98          Separate Account VA-K   Franklin Small Cap Fund,
                          Medallion              811-8114                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Mutual Shares
                                                                                  06.13.99                Securities, Class 2
                                                                                                          FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
17          Yes           DirectedAdvisory       333-90543      A3030-99          Separate Account VA-K   Franklin Small Cap Fund,
                          Solutions (Fund        811-6293                         of Allmerica            Class 2
                          Quest)                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.99                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
18          Yes           DirectedAdvisory       333-90545      A3030-99          Separate Account VA-K   Franklin Small Cap Fund,
                          Solutions (Fund        811-8114                         of First Allmerica      Class 2
                          Quest)                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Mutual Shares
                                                                                  06.13.99                Securities, Class 2
                                                                                                          FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
19          No            PremierFocus           N/A            1037-99           FR1 Separate Account    Templeton International
                                                                                  of Allmerica            Securities Fund, Class 2
                                                                                  Financial Life          TEMPLETON INVESTMENT
                                                                                  Insurance and Annuity   COUNSEL, INC.
                                                                                  Company
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
20          No            PremierFocus           N/A            1037-99           FR1 of First            Templeton International
                                                                                  Allmerica Financial     Securities Fund, Class 2
                                                                                  Life Insurance Company  TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
21          No            PremierFocus           N/A            1037-99           FQ1 of  Allmerica       Templeton International
                                                                                  Financial Life          Securities Fund, Class 2
                                                                                  Insurance and Annuity   TEMPLETON INVESTMENT
                                                                                  Company                 COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
22          No            PremierFocus           N/A            1037-99           FQ1 of First            Templeton International
                                                                                  Allmerica Financial     Securities Fund, Class 2
                                                                                  Life Insurance Company  TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
23          No            First Union Private    N/A            3034-00           UQ1 Separate Account    Templeton International
                          Placement Annuity                                       of Allmerica            Securities Fund, Class 2
                                                                                  Financial Life          TEMPLETON INVESTMENT
                                                                                  Insurance and Annuity   COUNSEL, INC.
                                                                                  Company
                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
24          No            First Union Private    N/A            3034-00           UQ1 of First            Templeton International
                          Placement Annuity                                       Allmerica Financial     Securities Fund, Class 2
                                                                                  Life Insurance Company  TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
25          No            First Union Private    N/A            3034-99           UR1 of  Allmerica       Templeton International
                          Placement Annuity                                       Financial Life          Securities Fund, Class 2
                                                                                  Insurance and Annuity   TEMPLETON INVESTMENT
                                                                                  Company                 COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
26          No            First Union Private    N/A            3034-99           UR1 of  First           Templeton International
                          Placement Annuity                                       Allmerica Financial     Securities Fund, Class 2
                                                                                  Life Insurance Company  TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
27          Yes           Allmerica Advantage    33-39702       A-3025-96         Separate Account VA-K   Franklin Natural
                                                 811-6293                         of Allmerica            Resources Securities
                                                                                  Financial Life          Fund, Class 2
                                                                                  Insurance and Annuity   FRANKLIN ADVISERS, INC.
                                                                                  Company
                                                                                                          Franklin Small Cap Fund,
                                                                                  06.13.96                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
28          Yes           Allmerica Advantage    33-70152       A-3025-96         Separate Account VA-K   Franklin Natural
                                                 811-8114                         of First Allmerica      Resources Securities
                                                                                  Financial Life          Fund, Class 2
                                                                                  Insurance Company       FRANKLIN ADVISERS, INC.

                                                                                  06.13.96                Franklin Small Cap Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
29          Yes           ExecAnnuity Plus       33-39702       A-3018-91         Separate Account VA-K   Franklin Natural
                                                 811-6293       A-3021-93         of Allmerica            Resources Securities
                                                                                  Financial Life          Fund, Class 2
                                                                                  Insurance and Annuity   FRANKLIN ADVISERS, INC.
                                                                                  Company
                                                                                                          Franklin Small Cap Fund,
                                                                                  06.13.96                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
30          Yes           ExecAnnuity Plus       33-70152       A-3018-91         Separate Account VA-K   Franklin Natural
                                                 811-8114       A-3021-93         of First Allmerica      Resources Securities
                                                                                  Financial Life          Fund, Class 2
                                                                                  Insurance Company       FRANKLIN ADVISERS, INC.

                                                                                  06.13.96                Franklin Small Cap Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
31          Yes           Select Reward          333-78245      A3028-99          Allmerica Select        Franklin Small Cap Fund,
                                                 811-6632                         Separate Account of     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
32          Yes           Select Reward          333-54070      A3028-99          Allmerica Select        Franklin Small Cap Fund,
                                                 811-8116                         Separate Account of     Class 2
                                                                                  First Allmerica         FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance Company       Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
33          Yes           Select Resource        333-47216      A3020-92          Allmerica Select        Franklin Small Cap Fund,
                                                 811-6632       A3025-96          Separate Account of     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
34          Yes           Select Resource        333-71058      A3020-92          Allmerica Select        Franklin Small Cap Fund,
                                                 811-8116       A3025-96          Separate Account of     Class 2
                                                                                  First Allmerica         FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance Company       Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
35          Yes           Select Charter         333-63093      A3027-98          Allmerica Select        Franklin Small Cap Fund,
                                                 811-6632                         Separate Account of     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
36          Yes           Select Charter         333-63087      A3027-98          Allmerica Select        Franklin Small Cap Fund,
                                                 811-8116                         Separate Account of     Class 2
                                                                                  First Allmerica         FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance Company       Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
37          Yes           Select Acclaim         333-92115      A3032-00          Allmerica Select        Franklin Small Cap Fund,
                                                 811-6632                         Separate Account of     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
38          Yes           Select Acclaim         333-90533      A3032-00          Allmerica Select        Franklin Small Cap Fund,
                                                 811-8116                         Separate Account of     Class 2
                                                                                  First  Allmerica        FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance Company       Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
39          Yes           Allmerica Value        333-87099      A3031-99          Separate Account VA-K   Franklin Mutual Shares
                          Generation (Annuity    811-6293                         of Allmerica            Securities, Class 2
                          Scout)                                                  Financial Life          FRANKLIN MUTUAL
                                                                                  Insurance and Annuity   ADVISERS, LLC
                                                                                  Company
                                                                                                          Templeton Developing
                                                                                  06.13.96                Markets Securities Fund
                                                                                                          Class 2
                                                                                                          TEMPLETON ASSET
                                                                                                          MANAGEMENT, LTD
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
40          Yes           Allmerica Value        333-87105      A3031-99          Separate Account VA-K   Franklin Mutual Shares
                          Generation (Annuity    811-8114                         of First Allmerica      Securities, Class 2
                          Scout)                                                  Financial Life          FRANKLIN MUTUAL
                                                                                  Insurance Company       ADVISERS, LLC

                                                                                  06.13.96                Templeton Developing
                                                                                                          Markets Securities Fund
                                                                                                          Class 2
                                                                                                          TEMPLETON ASSET
                                                                                                          MANAGEMENT, LTD
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
41          Yes           Executive Solutions,   33-92658       1029-94           Group VEL Account of    Templeton International
                          Group VEL              811-8704                         Allmerica Financial     Securities Fund, Class 2
                                                                                  Life Insurance and      TEMPLETON INVESTMENT
                                                                                  Annuity Company         COUNSEL, INC.

                                                                                  06.13.96
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
42          Yes           Executive Solutions,   333-06383      1029-94           Group VEL Account of    Templeton International
                          Group VEL              811-7663                         First Allmerica         Securities Fund, Class 2
                                                                                  Financial Life          TEMPLETON INVESTMENT
                                                                                  Insurance Company       COUNSEL, INC.
                                                                                  06.13.96
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
43          Yes           Delaware I & II        33-44380       A3019-91          Separate Account VA-K   Franklin Small Cap Fund,
                                                 811-6293       A3022-93          (Delaware) of           Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities Class 2
                                                                                  06.13.99                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
44          Yes           Delaware I & II        33-71054       A3019-91          Separate Account VA-K   Franklin Small Cap Fund,
                                                 811-8114       A3022-93          (Delaware) of First     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance Company
                                                                                                          Franklin Mutual Shares
                                                                                  06.13.99                Securities Class 2
                                                                                                          FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
45          Yes           VEL 87                 33-14672       1018-87           VEL Separate Account    Franklin Small Cap Fund,
                                                 811-5183                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Large Cap
                                                                                                          Growth Securities Fund,
                                                                                  04.02.87                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
46          Yes           VEL 91                 33-90320       1018-87           VEL Separate Account    Franklin Small Cap Fund,
                                                 811-5183                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Large Cap
                                                                                                          Growth Securities Fund,
                                                                                  04.02.87                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
47          Yes           VEL 93                 33-57792       1018-39           VEL II Separate         Franklin Small Cap Fund,
                                                 811-7466                         Account of Allmerica    Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Large Cap
                                                                                                          Growth Securities Fund,
                                                                                  01.21.93                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
48          Yes           VEL 93                 33-71056       1018-39           VEL II Separate         Franklin Small Cap Fund,
                                                 811-8130                         Account of First        Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance Company  Franklin Large Cap
                                                                                  08.20.91                Growth Securities Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
49          Yes           Variable Inheiritage   33-70948       1026-94           Inheiritage Separate    Franklin Small Cap Fund,
                                                 811-8120                         Account of Allmerica    Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Large Cap
                                                                                                          Growth Securities Fund,
                                                                                  09.15.93                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
50          Yes           Variable Inheiritage   33-74184       1026-94           Inheiritage Separate    Franklin Small Cap Fund,
                                                 811-8304                         Account of First        Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance Company
                                                                                                          Franklin Large Cap
                                                                                  08.20.91                Growth Securities Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
51          Yes           VEL III                333-58385      1018-93           VEL III Separate        Franklin Small Cap Fund,
                                                                                  Account of Allmerica    Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Large Cap
                                                                                                          Growth Securities Fund,
                                                                                  06.13.96                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
52          Yes           VEL III                333-45914      1030-99           Separate Account SPVL   Franklin Small Cap Fund,
                                                                                  of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Franklin Large Cap
                                                                                  06.13.96                Growth Securities Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
53          Yes           Select SPL III         33-58551       1030-96           Allmerica Select        Franklin Small Cap Fund,
                                                                                  Separate Account III    Class 2
                                                                                  of Allmerica            FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance and Annuity   Franklin Mutual Shares
                                                                                  Company                 Securities Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, LLC
                                                                                  06.13.96
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
54          Yes           Select SPL             333-45914      1030-NY-99        Separate Account SPVL   Franklin Small Cap Fund,
                                                 811-10133                        of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Franklin Mutual Shares
                                                                                  06.13.96                Securities Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
55          Yes           Select Life II         33-83604       1027-95           Allmerica Select        Franklin Small Cap Fund,
                                                 811-8746                         Separate Account II     Class 2
                                                                                  of Allmerica            FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance and Annuity   Franklin Mutual Shares
                                                                                  Company                 Securities Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, LLC
                                                                                  10.12.93
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
56          Yes           Select Life II         333-62369      1027-95           Allmerica Select        Franklin Small Cap Fund,
                                                 811-8987                         Separate Account II     Class 2
                                                                                  of First Allmerica      FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance Company       Franklin Mutual Shares
                                                                                                          Securities Fund, Class 2
                                                                                  10.12.93                FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
57          Yes           Select Inheiritage     33-70948       1026-94           Inheiritage Account     Franklin Small Cap Fund,
                                                 811-8120                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Mutual Shares
                                                                                                          Securities Fund, Class 2
                                                                                  09.15.93                FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
58          Yes           Select Inheiritage     33-74184       1026-94           Inheiritage Account     Franklin Small Cap Fund,
                                                 811-8304                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Franklin Large Cap
                                                                                  08.20.91                Growth Securities Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
59          Yes           Allmerica VUL 2001     333-84879      1033-99           Separate Account IMO    Franklin Small Cap Fund,
                                                 811-09529                        of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Natural
                                                                                                          Resources Securities
                                                                                  06.13.96                Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, LLC
---------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
60          Yes           Allmerica Select Life  333-84879      1033-99           Separate Account IMO    Franklin Small Cap Fund,
                                                 811-09529                        of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Mutual Shares
                                                                                                          Securities Fund, Class 2
                                                                                  06.13.96                FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
61          Yes           VEL Plus               33-42687       1023-93           Separate Account VEL    Franklin Small Cap Fund,
                                                 811-5183                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Large Cap
                                                                                                          Growth Securities Fund,
                                                                                  04.02.87                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
62          Yes           Select Reward          333-78245      A3028-99          Allmerica Select        Franklin Small Cap Fund,
                                                 811-6632                         Separate Account of     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities Fund, Class 2
                                                                                  06.13.96                FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
63          Yes           VUL 2001 Survivorship  333-90995      Pending           Separate Account IMO    Franklin Small Cap Fund,
                                                 811-09529                        of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Franklin Mutual Shares
                                                                                  06.13.96                Securities Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
64          Yes           Select Resource        33-47216       A3025-96          Allmerica Select        Franklin Small Cap Fund,
                                                 811-6632                         Separate Account of     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities Fund, Class 2
                                                                                  06.13.96                FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
65          Yes           Select Resource        33-71058       A3025-96GRC       Allmerica Select        Franklin Small Cap Fund,
                                                 811-8116                         Separate Account of     Class 2
                                                                                  First Allmerica         FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance               Franklin Mutual Shares
                                                                                                          Securities Fund, Class 2
                                                                                  06.13.96                FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
66          Yes           Allmerica Immediate    333-81861      A3029-99          Separate Account VA-K   Franklin Small Cap Fund,
                          Advantage              811-6293                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Natural
                                                                                                          Resources Securities
                                                                                  06.13.96                Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
67          Yes           Allmerica Immediate    333-81859      A3029-99          Separate Account VA-K   Franklin Small Cap Fund,
                          Advantage              811-8114                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Franklin Natural
                                                                                  06.13.96                Resources Securities
                                                                                                          Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

                                   SCHEDULE F

                                RULE 12b-1 PLANS

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

              PORTFOLIO NAME                                  MAXIMUM ANNUAL PAYMENT RATE

         Templeton Asset Strategy Fund                              0.25%
         Templeton International Securities Fund                    0.25%
         Franklin Small Cap Fund                                    0.25%
         Templeton International Smaller Companies Fund             0.25%
         Templeton Growth Securities Fund                           0.25%
         Mutual Shares Securities Fund                              0.25%
         Franklin Natural Resources Securities Fund                 0.25%
         Templeton Developing Markets Securities Fund               0.25%
         Templeton  Pacific Growth Securities Fund                  0.25%
         Franklin Large Cap Growth Securities Fund                  0.25%
         Franklin Mutual Shares Securities Fund                     0.25%



AGREEMENT PROVISIONS

         If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

         To the extent the Company or its affiliates, agents or designees (collectively "you") provide administrative and other services which assist in the promotion and distribution of Eligible Shares or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Administrative and other services" may include, but are not limited to, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and November.

         You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

         The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty (60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.


                                       18